UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
 June 1, 2009 (June 1, 2009)

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NORFOLK SOUTHERN CORPORATION
(Exact name of registrant as specified in its charter)

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Virginia	1-8339	52-1188014
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Three Commercial Place		(757) 629-2680
Norfolk, Virginia 23510-9241		(Registrant's telephone number, including area code)
(Address of principal executive offices)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]    Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
        (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
        (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

See description under Item 2.03

Item 2.03.    Creation of a Direct Financial Obligation of a Registrant

On June 1, 2009, the Registrant completed its offering of $500,000,000 aggregate principal amount of its 5.90% Senior Notes due 2019 (the "Notes") pursuant to an Underwriting Agreement (the "Agreement") between the Registrant and Banc of America Securities LLC, Goldman, Sachs & Co. and Wachovia Capital Markets, LLC, as representatives of several underwriters.  The Notes were sold pursuant to the Registrant's Automatic Shelf Registration Statement on Form S-3 (File No. 333-158240).  The Agreement is filed herewith as Exhibit 10.1.

The Notes were issued pursuant to an Indenture dated as of June 1, 2009 (the "Base Indenture") between the Registrant and U.S. Bank Trust National Association, as trustee, as supplemented by the First Supplemental Indenture dated as of June 1, 2009 (the "First Supplemental Indenture" and, together with the Base Indenture, the "Indenture").  The Notes will pay interest semiannually at a rate of 5.90% per annum and will be redeemable, in whole or in part, at the Registrant's option, at any time and from time to time, at a redemption price payable in cash equal to the greater of: (i) 100% of the principal amount of the Notes being redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to the date of redemption) discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at a specified rate, plus in each case accrued and unpaid interest, if any, to, but not including, the redemption date.  The Indenture contains negative covenants and events of default that are consistent with the provisions of the Registrant's existing indentures. The Base Indenture is filed herewith as Exhibit 4.1, the First Supplemental Indenture is filed herewith as Exhibit 4.2, and the description of the Indenture contained herein is qualified by reference thereto.

Item 9.01.     Financial Statements and Exhibits

(d) Exhibits

               The following exhibits are filled as part of this Current Report on Form 8-K:

Exhibit Number	Description

4.1	Indenture, dated as of June 1, 2009
4.2	First Supplemental Indenture, dated as of June 1, 2009
10.1	Underwriting Agreement, dated as of June 1, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                            SIGNATURES

                                                            NORFOLK SOUTHERN CORPORATION

                                                            (Registrant)

                                                            /s/ Howard D. McFadden

                                                            Name:  Howard D. McFadden
                                                            Title:    Corporate Secretary

Date: June 1, 2009

                                                            EXHIBIT INDEX

Exhibit Number	Description
4.1	Indenture, dated as of June 1, 2009
4.2	First Supplemental Indenture, dated as of June 1, 2009
10.1	Underwriting Agreement, dated as of June 1, 2009